UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 27, 2006 (February 23, 2006)
Magellan Petroleum Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-5507	06-0842255

(Commission File Number)	(IRS Employer Identification No.)

10 Columbus Boulevard, Hartford, CT	06106

(Address of Principal Executive Offices)	(Zip Code)

860-293-2006

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: SECOND SUPPLEMENTARY BIDDER'S STATEMENT

Item 8.01 Other Events
     On February 23, 2006, Magellan Petroleum Corporation (the “Company”) announced the voting results of its 2005 annual meeting of shareholders held in Hartford, Connecticut (the “Annual Meeting”), including the approval by the Company’s shareholders of the issuance of approximately 15.7 million shares of common stock in the Company’s ongoing exchange offer (the “Exchange Offer”) to acquire all of the ordinary shares of Magellan Petroleum Australia Limited (“MPAL”) (Australian Stock Exchange — code MAG) that it does not currently own.
     A copy of the Company’s press release dated February 23, 2006 reporting on the voting results of the Annual Meeting and the current status of the Exchange Offer is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.
     On February 24, 2006, the Company filed a Second Supplementary Bidder’s Statement with the Australian Securities and Investments Commission and the Australian Stock Exchange in Australia to announce the voting results of its Annual Meeting and the related determinations by the Board of Directors with respect to the Exchange Offer. On February 24, 2006, the Company also mailed its Second Supplementary Bidder’s Statement to MPAL’s Australian shareholders, together with a letter from Walter McCann, Chairman of the Board of Directors of the Company.
     A copy of the Company’s Second Supplementary Bidder’s Statement, accompanied by Mr. McCann’s letter to MPAL shareholders, is filed herewith as Exhibit 99.2 and is hereby incorporated by reference.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

99.1	Press Release of the Company, dated February 23, 2006, regarding voting results of the 2005 annual meeting of shareholders and the current status of the Exchange Offer.

99.2	Second Supplementary Bidder’s Statement of the Company, dated February 24, 2006, and accompanying letter of Walter McCann, Chairman of the Board of the Company, to MPAL Shareholders.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAGELLAN PETROLEUM CORPORATION

By:	/s/ Daniel J. Samela

Name: Daniel J. Samela
Title: President, Chief Executive Officer And Chief Financial Officer
Dated: February 27, 2006

EXHIBIT INDEX

Exhibit No.	Description	Page No.

99.1	Press Release of the Company, dated February 23, 2006, regarding voting results of the 2005 annual meeting of shareholders and the current status of the Exchange Offer.	5

99.2	Second Supplementary Bidder’s Statement of the Company, dated February 24, 2006, and accompanying letter of Walter McCann, Chairman of the Board of the Company, to MPAL Shareholders.	7